Exhibit 99.1

Annex I
(First Quarter 2020 Update, as of April 10, 2020)

The Master Trust II Portfolio

The information provided in this Annex I is an integral part of this prospectus, and is incorporated by reference into this prospectus.

General

The receivables conveyed to master trust II arise in accounts selected from the Bank Portfolio on the basis of criteria set forth in the master trust II agreement as applied on the Cut‑Off Date or, for additional accounts, as of the date of their designation.  The transferor has the right, subject to certain limitations and conditions set forth therein, to designate from time to time additional accounts and to transfer to master trust II all receivables of those additional accounts.  Any additional accounts designated must be Eligible Accounts as of the date the transferor designates those accounts as additional accounts.  See “Receivables Transfer Agreements Generally” and “Master Trust II—The Receivables” in this prospectus.

As owner of the credit card accounts, BANA retains the right to change various credit card account terms (including finance charges and other fees it charges and the required minimum monthly payment).  BANA has no restrictions on its ability to change the terms of the credit card accounts except as described in this prospectus.  See “Risk Factors—BANA may change the terms of the credit card accounts in a way that reduces or slows collections.  These changes may result in reduced, accelerated or delayed payments to you” in this prospectus.  Changes in relevant law, changes in the marketplace or prudent business practices could cause BANA to change credit card account terms.  See “BANA’s Credit Card Activities—Origination, Account Acquisition, Credit Lines and Use of Credit Card Accounts” in this prospectus for a description of how credit card account terms can be changed.

Economic conditions affect the performance of the receivables in master trust II.  If economic conditions were to deteriorate, the performance of the receivables in master trust II may be adversely affected.

Delinquency and Principal Charge‑Off Experience

BANA’s procedures for determining whether an account is contractually delinquent, including a description of its collection efforts with regard to delinquent accounts, are described under “BANA’s Credit Card Portfolio—Delinquencies and Collection Efforts” in this prospectus.  Similarly, BANA’s procedures for charging‑off and writing‑off accounts is described under “BANA’s Credit Card Portfolio—Charge‑Off Policy” in this prospectus.

The following table sets forth the delinquency experience for cardholder payments on the credit card accounts comprising the Master Trust II Portfolio for each of the dates shown.  The receivables outstanding on the accounts consist of all amounts due from cardholders as posted to the accounts as of the date shown.  We cannot provide any assurance that the delinquency experience for the receivables in the future will be similar to the historical experience set forth below.

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Delinquency Experience
Master Trust II Portfolio
(Dollars in Thousands)

	At March 31,		At December 31,
	2020		2019		2018
	Receivables	Percentage of Total Receivables	Receivables	Percentage of Total Receivables	Receivables	Percentage of Total Receivables
Receivables Outstanding	$25,156,053		$26,984,677		$29,906,193
Receivables Delinquent:
30‑59 Days	$120,612	0.48%	$125,844	0.47%	$147,410	0.48%
60‑89 Days	76,947	0.31	90,288	0.33	106,236	0.36
90‑119 Days	69,161	0.27	79,234	0.29	91,585	0.31
120‑149 Days	63,017	0.25	69,550	0.26	80,549	0.27
150‑179 Days	68,019	0.27	68,070	0.25	76,615	0.26
180 or More Days	11	*	0	0.00	0	0.00
Total	$397,767	1.58%	$432,986	1.60%	$502,395	1.68%

	At December 31,
	2017		2016		2015
	Receivables	Percentage of Total Receivables	Receivables	Percentage of Total Receivables	Receivables	Percentage of Total Receivables
Receivables Outstanding	$32,553,927		$35,135,169		$43,194,149
Receivables Delinquent:
30‑59 Days	$159,922	0.49%	$159,477	0.46%	$203,467	0.47%
60‑89 Days	117,860	0.36	117,492	0.33	153,469	0.36
90‑119 Days	94,937	0.29	99,167	0.28	131,633	0.30
120‑149 Days	83,315	0.26	83,377	0.24	118,461	0.27
150‑179 Days	83,393	0.26	89,030	0.25	119,682	0.28
180 or More Days	0	0.00	0	0.00	0	0.00
Total	$539,427	1.66%	$548,543	1.56%	$726,712	1.68%

*	Represents a number greater than 0.000% but less than 0.005%

The following table sets forth the principal charge‑off experience for cardholder payments on the credit card accounts comprising the Master Trust II Portfolio for each of the periods shown.  Charge‑offs consist of write‑offs of principal receivables.  If accrued finance charge receivables that have been written off were included in total charge‑offs, total charge‑offs would be higher as an absolute number and as a percentage of the average of principal receivables outstanding during the periods indicated.  Average principal receivables outstanding is the average of the daily principal receivables balance during the periods indicated.  We cannot provide any assurance that the charge‑off experience for the receivables in the future will be similar to the historical experience set forth below.

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Principal Charge‑Off Experience
Master Trust II Portfolio
(Dollars in Thousands)*

	Three Months Ended March 31,	Year Ended December 31,
	2020	2019	2018
Average Principal Receivables Outstanding	$25,223,661	$26,832,055	$29,473,996
Total Charge‑Offs	$198,255	$853,423	$932,747
Total Charge‑Offs as a percentage of Average Principal Receivables Outstanding	3.14%	3.18%	3.16%
Recoveries	$33,134	$141,535	$141,593
Recoveries as a percentage of Average Principal Receivables Outstanding	0.52%	0.53%	0.48%
Net Charge‑Offs	$165,121	$711,888	$791,154
Net Charge‑Offs as a percentage of Average Principal Receivables Outstanding	2.62%	2.65%	2.68%

	Year Ended December 31,
	2017	2016	2015
Average Principal Receivables Outstanding	$31,867,946	$35,279,471	$47,092,766
Total Charge‑Offs	$981,547	$1,073,411	$1,518,050
Total Charge‑Offs as a percentage of Average Principal Receivables Outstanding	3.08%	3.04%	3.22%
Recoveries	$150,450	$168,014	$233,809
Recoveries as a percentage of Average Principal Receivables Outstanding	0.47%	0.47%	0.49%
Net Charge‑Offs	$831,097	$905,397	$1,284,241
Net Charge‑Offs as a percentage of Average Principal Receivables Outstanding	2.61%	2.57%	2.73%

*
As discussed in “Master Trust II—Collection and Other Servicing Procedures—Current Consolidated Payment Prioritization Methodology Not Fully Comparable with Previous Payment Prioritization Methodologies” in this prospectus, on February 5, 2015 the payment prioritization methodology for reporting account activity for the Master Trust II Portfolio was changed and, as a result, principal charge-off experience reported for the Master Trust II Portfolio for monthly periods ending on and after February 28, 2015 is and will be different than would otherwise have been the case had no change occurred.

As a result —

•	Principal charge-off data relating exclusively to the year ended December 31, 2014 and earlier years has been collected consistently under the old payment prioritization methodology.

•
Principal charge-off data relating to the period from January 1, 2015 to but excluding February 5, 2015 has been collected consistently under the old payment prioritization methodology and principal charge-off data relating to the period from and including February 5, 2015 through March 31, 2020 has been collected consistently under the new payment prioritization methodology.

We can offer no assurance as to how principal charge-off data collected under the old payment prioritization methodology compares to principal charge-off data collected under the new payment prioritization methodology, and we caution investors to compare data only within reporting periods using the same payment prioritization methodology and not across reporting periods using different payment prioritization methodologies.

Total charge‑offs are total principal charge‑offs before recoveries and do not include any charge‑offs of finance charge receivables or the amount of any reductions in average daily principal

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receivables outstanding due to fraud, returned goods, customer disputes or other miscellaneous adjustments.

Net charge-offs are total charge-offs less recoveries on receivables in Defaulted Accounts, determined as described below.  Each month, BANA allocates amounts recovered (net of expenses) from the U.S. credit card portfolio to the Master Trust II Portfolio by dividing the total principal charge-offs for the Master Trust II Portfolio for the related calendar month by the total principal charge-offs for the U.S. credit card portfolio for the same calendar month.  Under the master trust II agreement, recoveries allocated to the Master Trust II Portfolio and transferred to Funding under the receivables purchase agreement are treated as collections of finance charge receivables.

Revenue Experience

The following table sets forth the revenue experience for the credit card accounts from finance charges, fees paid and interchange in the Master Trust II Portfolio for each of the periods shown.

The revenue experience in the following table is calculated on a cash basis.  Yield from finance charges and fees is the result of dividing finance charges and fees by average daily principal receivables outstanding during the periods indicated.  Finance charges and fees are comprised of monthly cash collections of periodic finance charges and other credit card fees including interchange.

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Revenue Experience
Master Trust II Portfolio
(Dollars in Thousands)*

	Three Months Ended March 31,		Year Ended December 31,
	2020	2019	2018
Finance Charges and Fees	$1,054,841	$4,632,480	$4,891,986
Yield from Finance Charges and Fees	16.73%	17.26%	16.60%

	Year Ended December 31,
	2017	2016	2015
Finance Charges and Fees	$5,059,433	$5,561,558	$7,479,873
Yield from Finance Charges and Fees	15.88%	15.76%	15.88%

*
As discussed in “Master Trust II—Collection and Other Servicing Procedures—Current Consolidated Payment Prioritization Methodology Not Fully Comparable with Previous Payment Prioritization Methodologies” in this prospectus, on February 5, 2015 the payment prioritization methodology for reporting account activity for the Master Trust II Portfolio was changed and, as a result, revenue experience reported for the Master Trust II Portfolio for monthly periods ending on and after February 28, 2015 is and will be different than would otherwise have been the case had no change occurred.

As a result —

•	Revenue data relating exclusively to the year ended December 31, 2014 and earlier years has been collected consistently under the old payment prioritization methodology.

•
Revenue data relating to the period from January 1, 2015 to but excluding February 5, 2015 has been collected consistently under the old payment prioritization methodology and revenue data relating to the period from and including February 5, 2015 through March 31, 2020 has been collected consistently under the new payment prioritization methodology.

We can offer no assurance as to how revenue data collected under the old payment prioritization methodology compares to revenue data collected under the new payment prioritization methodology, and we caution investors to compare data only within reporting periods using the same payment prioritization methodology and not across reporting periods using different payment prioritization methodologies.

The yield on a cash basis will be affected by numerous factors, including the monthly periodic finance charges on the receivables, the amount of fees, changes in the delinquency rate on the receivables, the percentage of cardholders who pay their balances in full each month and do not incur monthly periodic finance charges, and the percentage of credit card accounts bearing finance charges at promotional rates.  See “Risk Factors” in this prospectus.

The revenue from periodic finance charges and fees—other than annual fees—depends in part upon the collective preference of cardholders to use their credit cards as revolving debt instruments for purchases and cash advances and to pay account balances over several months—as opposed to convenience use, where cardholders pay off their entire balance each month, thereby avoiding periodic finance charges on their purchases—and upon other credit card related services for which the cardholder pays a fee.  Revenues from periodic finance charges and fees also depend on the types of charges and fees assessed on the credit card accounts.  Accordingly, revenue will be affected by future changes in the types of charges and fees assessed on the accounts and on the types of additional accounts added from time to time.  These revenues could be adversely affected by future changes in fees and charges assessed by BANA and other factors.  See “BANA’s Credit Card Activities” in this prospectus.

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Principal Payment Rates

The following table sets forth the highest and lowest cardholder monthly principal payment rates for the Master Trust II Portfolio during any month in the periods shown and the average cardholder monthly principal payment rates for all months during the periods shown, in each case calculated as a percentage of total beginning monthly account principal balances during the periods shown.  Principal payment rates shown in the table are based on amounts which are deemed payments of principal receivables with respect to the accounts.

Cardholder Monthly Principal Payment Rates
Master Trust II Portfolio*

	Three Months Ended March 31,		Year Ended December 31,
	2020	2019	2018	2017	2016	2015
Lowest Month	18.92%	17.24%	16.67%	15.96%	16.04%	14.90%
Highest Month	20.47%	20.26%	18.98%	18.22%	17.72%	17.49%
Monthly Average	19.48%	19.09%	18.14%	17.28%	16.70%	16.48%

*
As discussed in “Master Trust II—Collection and Other Servicing Procedures—Current Consolidated Payment Prioritization Methodology Not Fully Comparable with Previous Payment Prioritization Methodologies” in this prospectus, on February 5, 2015 the payment prioritization methodology for reporting account activity for the Master Trust II Portfolio was changed and, as a result, cardholder monthly principal payment rates reported for the Master Trust II Portfolio for monthly periods ending on and after February 28, 2015 is and will be different than would otherwise have been the case had no change occurred.

As a result —

•
Cardholder monthly principal payment rates data relating exclusively to the year ended December 31, 2014 and earlier years has been collected consistently under the old payment prioritization methodology.

•
Cardholder monthly principal payment rates data relating to the period from January 1, 2015 to but excluding February 5, 2015 has been collected consistently under the old payment prioritization methodology and cardholder monthly principal payment rates data relating to the period from and including February 5, 2015 through March 31, 2020 has been collected consistently under the new payment prioritization methodology.

We can offer no assurance as to how cardholder monthly principal payment rates data collected under the old payment prioritization methodology compares to cardholder monthly principal payment rates data collected under the new payment prioritization methodology, and we caution investors to compare data only within reporting periods using the same payment prioritization methodology and not across reporting periods using different payment prioritization methodologies.

BANA’s billing and payment procedures are described under “BANA’s Credit Card Portfolio—Billing and Payments” in this prospectus.  See also “Master Trust II—Collection and Other Servicing Procedures—Current Consolidated Payment Prioritization Methodology Not Fully Comparable with Previous Payment Prioritization Methodologies” in this prospectus for a description of the two payment prioritization methodologies utilized by BANA and their differences.  We cannot provide any assurance that the cardholder monthly principal payment rates in the future will be similar to the historical

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experience set forth above.  In addition, the amount of collections of receivables may vary from month to month due to seasonal variations, general economic conditions and payment habits of individual cardholders.

Funding, as transferor, has the right, subject to certain limitations and conditions, to designate certain removed credit card accounts and to require the master trust II trustee to reconvey all receivables in those removed credit card accounts to the transferor.  Once an account is removed, receivables existing or arising under that credit card account are not transferred to master trust II.

The Receivables

As of the beginning of the day on April 1, 2020:

•	the Master Trust II Portfolio included $24,410,333,778 of principal receivables and $745,719,569 of finance charge receivables;

•	the credit card accounts had an average principal receivable balance of $2,666 and an average credit limit of $16,466;

•	the percentage of the aggregate total receivable balance to the aggregate total credit limit was 16.7%;

•	the average age of the credit card accounts was approximately 240 months; and

•	cardholders whose accounts are included in the Master Trust II Portfolio had billing addresses in all 50 States, the District of Columbia and Puerto Rico.

Additionally, as of April 1, 2020:

•	with regard to statements prepared for cardholders during March 2020 only, 5.17% of accounts had cardholders that made the minimum payment under the terms of the related credit card agreement; and

•	with regard to statements prepared for cardholders during March 2020 only, 17.60% of accounts had cardholders that paid their full balance under the terms of the related credit card agreement.

The following tables summarize the Master Trust II Portfolio by various criteria as of the beginning of the day on April 1, 2020.  Because the future composition of the Master Trust II Portfolio may change over time, neither these tables nor the information above describe the composition of the Master Trust II Portfolio at any future time.  If the composition of the Master Trust II Portfolio changes over time, noteholders will not be notified of such change.  See “Risk Factors—BANA may change the terms of the credit card accounts in a way that reduces or slows collections.  These changes may result in reduced, accelerated or delayed payments to you” in this prospectus.  However, monthly reports containing information on the notes and the collateral securing the notes will be filed with the SEC.  See “Where You Can Find More Information” in this prospectus for information as to how these reports may be accessed.

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Composition by Account Balance
Master Trust II Portfolio

Account Balance Range	Number of Accounts	Percentage of Total Number of Accounts	Receivables	Percentage of Total Receivables
Credit Balance	297,363	3.2%	$(66,063,739)	(0.3)%
No Balance	3,537,909	38.6	0	0.0
$ .01‑$ 5,000.00	3,718,525	40.7	4,730,714,051	18.8
$ 5,000.01‑$10,000.00	767,065	8.4	5,527,408,327	22.1
$10,000.01‑$15,000.00	374,085	4.1	4,582,585,574	18.2
$15,000.01‑$20,000.00	219,848	2.4	3,807,761,745	15.1
$20,000.01‑$25,000.00	136,026	1.5	3,042,874,609	12.1
$25,000.01 or More	104,173	1.1	3,530,772,780	14.0
Total	9,154,994	100.0%	$25,156,053,347	100.0%

Composition by Credit Limit
Master Trust II Portfolio

Credit Limit Range	Number of Accounts	Percentage of Total Number of Accounts	Receivables	Percentage of Total Receivables
Less than or equal to $ 5,000.00	1,289,364	14.1%	$909,000,153	3.6%
$ 5,000.01 ‑ $ 10,000.00	1,619,788	17.7	2,702,806,412	10.7
$ 10,000.01 ‑ $ 15,000.00	1,781,479	19.5	3,700,191,533	14.7
$ 15,000.01 ‑ $ 20,000.00	1,631,761	17.8	4,315,596,038	17.2
$ 20,000.01 ‑ $ 25,000.00	1,304,455	14.2	5,653,581,625	22.5
$ 25,000.01 or More	1,528,147	16.7	7,874,877,586	31.3
Total	9,154,994	100.0%	$25,156,053,347	100.0%

Composition by Period of Delinquency
Master Trust II Portfolio

Period of Delinquency (Days Contractually Delinquent)	Number of Accounts	Percentage of Total Number of Accounts	Receivables	Percentage of Total Receivables
Not Delinquent	9,016,108	98.4%	$24,251,793,990	96.3%
Up to 29 Days	89,821	1.0	506,492,715	2.0
30 to 59 Days	17,969	0.2	120,611,734	0.5
60 to 89 Days	9,492	0.1	76,947,199	0.3
90 to 119 Days	7,963	0.1	69,161,180	0.3
120 to 149 Days	6,850	0.1	63,016,717	0.3
150 to 179 Days	6,790	0.1	68,019,137	0.3
180+ Days	1	0.0	10,675	0.0
Total	9,154,994	100.0%	$25,156,053,347	100.0%

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Composition by Account Age
Master Trust II Portfolio

Account Age	Number of Accounts	Percentage of Total Number of Accounts	Receivables	Percentage of Total Receivables
Not More than 6 Months	0	0.0%	$0	0.0%
Over 6 Months to 12 Months	0	0.0	0	0.0
Over 12 Months to 24 Months	0	0.0	0	0.0
Over 24 Months to 36 Months	0	0.0	0	0.0
Over 36 Months to 48 Months	0	0.0	0	0.0
Over 48 Months to 60 Months	0	0.0	0	0.0
Over 60 Months to 72 Months	0	0.0	0	0.0
Over 72 Months	9,154,994	100.0%	25,156,053,347	100.0%
Total	9,154,994	100.0%	$25,156,053,347	100.0%

Geographic Distribution of Accounts
Master Trust II Portfolio

State	Number of Accounts	Percentage of Total Number of Accounts	Receivables	Percentage of Total Receivables
California	1,313,667	14.3%	$3,334,674,607	13.3%
Florida	745,687	8.1	1,995,610,780	7.9
Texas	628,778	6.9	1,930,147,754	7.7
New York	532,848	5.8	1,475,156,488	5.9
Pennsylvania	421,902	4.6	1,032,013,833	4.1
New Jersey	376,988	4.1	1,091,457,635	4.3
Georgia	317,189	3.5	983,350,393	3.9
Virginia	309,822	3.4	898,978,500	3.6
Massachusetts	302,654	3.3	783,941,113	3.1
North Carolina	295,603	3.2	853,033,231	3.4
Other	3,909,856	42.8	10,777,689,013	42.8
Total	9,154,994	100.0%	$25,156,053,347	100.0%

Since the largest number of cardholders (based on billing address) whose accounts were included in master trust II as of the beginning of the day on April 1, 2020 were in California, Florida, Texas and New York, adverse changes in the economic conditions in these areas could have a direct impact on the timing and amount of payments on the notes.

FICO.  The following table sets forth the FICO®1 scores on the accounts in the Master Trust II Portfolio, to the extent available, as refreshed during the six‑month period ended on April 1, 2020.  Receivables, as presented in the following table, are determined as of April 1, 2020.  A FICO score is a measurement determined by Fair, Isaac & Company using information collected by the major credit bureaus to assess credit risk.  FICO scores may change over time, depending on the conduct of the debtor and changes in credit score technology.  Because the future composition and product mix of the Master Trust II Portfolio may change over time, this table is not necessarily indicative of the composition of the Master Trust II Portfolio at any specific time in the future.

Data from an independent credit reporting agency, such as FICO score, is one of several factors that, if available, will be used by BANA in its credit scoring system to assess the credit risk associated

1 FICO® is a federally registered servicemark of Fair, Isaac & Company.

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with each applicant.  See “BANA’s Credit Card Activities—Origination, Account Acquisition, Credit Lines and Use of Credit Card Accounts” in this prospectus.  At the time of account origination, BANA will request information, including a FICO score, from one or more independent credit bureaus.  FICO scores may be different from one bureau to another.  For some cardholders, FICO scores may be unavailable.  FICO scores are based on independent third party information, the accuracy of which cannot be verified.

The table below sets forth refreshed FICO scores from a single credit bureau as of the beginning of the day on April 1, 2020.

Composition by FICO Score
Master Trust II Portfolio

FICO Score	Receivables	Percentage of Total Receivables
Over 720	$15,992,560,726	63.6%
661‑720	6,919,940,065	27.5
601‑660	1,490,080,291	5.9
Less than or equal to 600	601,153,772	2.4
Unscored	152,318,493	0.6
TOTAL	$25,156,053,347	100.0%

FICO scores for the portfolio are refreshed, a portion of the portfolio at a time, on a rolling, periodic basis.  BANA uses the TransUnion FICO Risk Score Classic 08 model to determine FICO scores.

A “refreshed” FICO score means the FICO score determined by TransUnion during the six‑month period ended April 1, 2020.

A credit card account that is “unscored” means that a FICO score was not obtained for such account during the six‑month period ended April 1, 2020.

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